UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

FTAC OLYMPUS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39469	98-1540161
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FTOCU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	FTOC	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	FTOCW	NASDAQ Capital Market

  Item 8.01. Other Events.

On August 28, 2020, FTAC Olympus Acquisition Corp. (the “Company”) consummated the sale of 75,000,000 units (the “Units”) in its initial public offering (the “IPO”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one-third of one redeemable warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one Ordinary Share for $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 6, 2020 (File No. 333-241831). The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $750,000,000 (before underwriting discounts and commissions and offering expenses). The Company granted the underwriters in the IPO a 45-day option to purchase up to 11,250,000 additional Units solely to cover over-allotments, if any.

On August 28, 2020, simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 2,170,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $21,700,000. The Placement Units were purchased by one of the Company’s sponsors, FTAC Olympus Sponsor, LLC.

A total of $750,000,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $30,000,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. The remaining proceeds were designated for IPO expenses and operational use.

An audited balance sheet as of August 28, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited balance sheet as of August 28, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2020	FTAC OLYMPUS ACQUISITION CORP.

	By:	/s/ Ryan M. Gilbert
	Name:	Ryan M. Gilbert
	Title:	President and Chief Executive Officer

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